EXHIBIT 99.4

SABR 2004-OP1

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2004-OP1
All records



                                                                    Weighted
Range of                                                             Average                                                  Pct
Gross                                  % of      Average Weighted  Remaining  Weighted  Weighted     Pct     Pct             Cash
Interest                  Current   Current      Current  Average       Term   Average   Average    Full    Owner    Pct     -out
Rates (%)                 Balance   Balance      Balance   Coupon   (months)      Fico      OLTV     Doc     Occ      SF     Refi
---------------------------------------------------------------------------------------------------------------------------------
<= 10.000%       1,751,494,578.12     97.88   159,168.90    7.507       353        607     78.04   63.75   93.88   71.15    68.75
10.001%-10.500%     18,397,423.19      1.03   102,778.90   10.259       351        550     78.00   69.25   92.78   78.33    66.28
10.501%-11.000%     12,622,074.71      0.71    95,621.78   10.791       352        543     76.35   71.31   92.07   73.21    64.00
11.001%-11.500%      3,745,779.48      0.21    87,111.15   11.242       350        545     74.87   69.59   89.59   77.61    67.66
11.501%-12.000%      2,327,126.30      0.13    72,722.70   11.720       341        548     75.25   84.87   91.37   75.06    77.73
12.001%-12.500%        562,482.76      0.03    56,248.28   12.313       344        531     71.06   91.05   100.00  76.36    69.06
12.501%-13.000%        336,157.04      0.02    67,231.41   12.780       330        519     63.25   85.18   82.62   65.32   100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:           1,789,485,621.60    100.00   156,903.61    7.575       353        606     78.01   63.91   93.84   71.26    68.71
---------------------------------------------------------------------------------------------------------------------------------
Minimum:  3.350%
Maximum:  13.000%
Weighted Average:  7.575%


Range of
Gross           Weighted    Pct
Interest         Average    2nd
Rates (%)            DTI   Lien
-------------------------------

<= 10.000%         38.92   0.13
10.001%-10.500%    37.81   1.56
10.501%-11.000%    38.99   5.32
11.001%-11.500%    38.52   8.28
11.501%-12.000%    37.49   6.65
12.001%-12.500%    33.32  10.80
12.501%-13.000%   44.13   14.82
-------------------------------
Total:             38.90   0.21
-------------------------------
Minimum:  3.350%
Maximum:  13.000%
Weighted Average:  7.575%





                                                                              Weighted
                                                                               Average
Current                                        % of       Average  Weighted  Remaining   Weighted  Weighted      Pct     Pct
Principal                        Current    Current       Current   Average       Term    Average   Average     Full   Owner     Pct
Balance ($)                      Balance    Balance       Balance    Coupon   (months)       Fico      OLTV      Doc     Occ      SF
------------------------------------------------------------------------------------------------------------------------------------
25,000.00  -  49,999.99     7,366,463.90       0.41     49,773.40     8.715        312        594     63.15    66.21   85.90   78.41
50,000.00  -  74,999.99   110,867,090.32       6.20     63,136.16     8.513        344        599     76.91    75.39   88.59   77.65
75,000.00  -  99,999.99   154,569,538.21       8.64     87,973.56     8.175        351        598     77.96    75.31   91.96   76.71
100,000.00 - 199,999.99   713,393,893.95      39.87    143,540.02     7.649        353        601     77.89    69.20   93.76   73.71
200,000.00 - 299,999.99   458,652,310.80      25.63    241,523.07     7.333        355        607     77.98    56.76   94.86   69.29
300,000.00 - 324,999.99    60,695,160.05       3.39    312,861.65     7.262        356        616     79.27    55.10   94.31   60.69
325,000.00 - 399,999.99   146,967,140.19       8.21    359,332.86     7.178        355        617     79.76    50.91   94.13   62.44
400,000.00 - 499,999.99    83,270,265.81       4.65    447,689.60     7.145        356        625     79.56    48.30   96.39   62.55
500,000.00 - 599,999.99    31,281,888.57       1.75    548,805.06     7.114        353        613     78.25    48.79  100.00   74.07
600,000.00 - 699,999.99     7,640,712.44       0.43    636,726.04     6.929        356        629     80.19    82.72  100.00   75.00
700,000.00 - 799,999.99     6,016,826.94       0.34    752,103.37     6.795        356        603     71.19   100.00  100.00   61.76
800,000.00 - 899,999.99     2,563,459.35       0.14    854,486.45     5.829        356        608     67.50   100.00  100.00  100.00
900,000.00 - 999,999.99     4,724,641.03       0.26    944,928.21     6.661        355        649     59.92   100.00   80.00   80.01
1,000,000.00 >=             1,476,230.04       0.08  1,476,230.04     6.850        357        650     78.81   100.00  100.00  100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,789,485,621.60     100.00    156,903.61     7.575        353        606     78.01    63.91   93.84   71.26
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 46,404.28
Maximum: 1,476,230.04
Average: 156,903.61


                            Pct
Current                     Cash Weighted    Pct
Principal                   -out  Average    2nd
Balance ($)                 Refi      DTI   Lien
------------------------------------------------
25,000.00  -  49,999.99    81.77    32.12   6.09
50,000.00  -  74,999.99    62.93    34.80   1.90
75,000.00  -  99,999.99    63.23    36.26   0.45
100,000.00 - 199,999.99    68.84    38.14   0.08
200,000.00 - 299,999.99    70.89    40.33   0.00
300,000.00 - 324,999.99    75.79    41.02   0.00
325,000.00 - 399,999.99    67.06    41.36   0.00
400,000.00 - 499,999.99    69.29    41.75   0.00
500,000.00 - 599,999.99    67.05    40.32   0.00
600,000.00 - 699,999.99    67.27    44.51   0.00
700,000.00 - 799,999.99    74.55    37.09   0.00
800,000.00 - 899,999.99   100.00    44.65   0.00
900,000.00 - 999,999.99    60.09    32.73   0.00
1,000,000.00 >=           100.00    46.41   0.00
------------------------------------------------
Total:                     68.71    38.90   0.21
------------------------------------------------
Minimum:     46,404.28
Maximum:  1,476,230.04
Average:    156,903.61


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2004-OP1
All records


                                                                    Weighted
                                                                     Average                                                  Pct
                                       % of     Average  Weighted  Remaining   Weighted  Weighted      Pct     Pct            Cash
Fico                    Current     Current     Current   Average       Term    Average   Average     Full   Owner     Pct    -out
Distribution            Balance     Balance     Balance    Coupon   (months)       Fico      OLTV      Doc     Occ      SF    Refi
----------------------------------------------------------------------------------------------------------------------------------
0.00 - 24.99          5,876,808.05     0.33   97,946.80     8.510        354          0      69.80   69.47   99.16   73.77   49.45
500.00 - 524.99     179,276,175.68    10.02  145,162.90     8.494        355        513      73.57   65.03   97.44   77.87   86.52
525.00 - 549.99     207,026,951.09    11.57  149,047.48     8.300        354        537      73.94   66.84   97.69   76.75   80.30
550.00 - 574.99     203,558,482.93    11.38  148,150.28     8.039        354        562      74.94   66.82   97.02   76.79   78.76
575.00 - 599.99     217,156,638.23    12.14  150,594.06     7.642        354        587      78.25   69.52   97.04   72.93   70.11
600.00 - 624.99     309,141,701.31    17.28  160,676.56     7.263        354        612      80.06   69.64   96.06   71.66   63.36
625.00 - 649.99     254,898,146.81    14.24  163,606.00     7.137        352        636      81.36   66.96   94.69   70.25   64.14
650.00 - 674.99     190,055,008.36    10.62  172,463.71     6.965        349        661      79.29   57.62   91.74   65.90   63.50
675.00 - 699.99     102,607,601.77     5.73  168,762.50     7.064        350        686      80.25   50.86   84.94   63.56   53.00
700.00 - 724.99      55,100,819.71     3.08  172,190.06     7.121        351        710      80.54   41.43   78.32   51.33   50.63
725.00 - 749.99      31,593,247.10     1.77  165,409.67     7.152        352        736      81.62   41.50   64.97   51.88   48.03
750.00 - 774.99      19,477,458.38     1.09  165,063.21     7.183        345        761      80.46   39.15   77.67   64.47   40.11
775.00 - 799.99      11,451,298.06     0.64  156,867.10     6.974        354        785      78.49   48.51   66.80   62.89   49.05
800.00 - 824.99       2,265,284.12     0.13  205,934.92     7.141        351        811      74.09   39.17   88.15   96.22   75.13
----------------------------------------------------------------------------------------------------------------------------------
Total:            1,789,485,621.60   100.00  156,903.61     7.575        353        606      78.01   63.91   93.84   71.26   68.71
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  500
Maximum:  821
Weighted Average:  605.7


                  Weighted    Pct
Fico               Average    2nd
Distribution           DTI   Lien
----------------------------------

0.00 - 24.99         37.46   0.00
500.00 - 524.99      39.61   0.06
525.00 - 549.99      39.32   0.05
550.00 - 574.99      38.78   0.17
575.00 - 599.99      38.36   0.19
600.00 - 624.99      38.60   0.30
625.00 - 649.99      39.18   0.28
650.00 - 674.99      38.92   0.36
675.00 - 699.99      39.12   0.22
700.00 - 724.99      38.65   0.22
725.00 - 749.99      38.48   0.20
750.00 - 774.99      38.43   0.60
775.00 - 799.99      36.33   0.00
800.00 - 824.99      37.86   0.00
----------------------------------
Total:               38.90   0.21
----------------------------------
Minimum:  500
Maximum:  821
Weighted Average:  605.7




                                                                    Weighted
Combined                                                             Average                                                 Pct
Original                              % of      Average  Weighted  Remaining  Weighted  Weighted     Pct     Pct            Cash
Loan-to-Value          Current     Current      Current   Average       Term   Average   Average    Full   Owner    Pct     -out
Ratio (%)              Balance     Balance      Balance    Coupon   (months)     Fico       OLTV     Doc     Occ     SF     Refi
--------------------------------------------------------------------------------------------------------------------------------
<= 59.99        140,221,915.09        7.84   142,357.27     7.232       346       598      49.81   55.88   94.85   76.32   88.12
60.00 - 69.99   197,651,584.59       11.05   166,233.46     7.393       351       593      65.39   58.04   94.11   71.37   88.50
70.00 - 79.99   400,272,322.99       22.37   163,509.94     7.582       352       592      74.64   55.82   92.67   71.21   81.63
80.00 - 84.99   529,955,383.63       29.61   151,459.10     7.580       354       599      80.26   62.55   94.03   72.15   59.84
85.00 - 89.99   131,010,182.44        7.32   157,275.13     7.578       354       622      86.31   69.75   92.45   66.32   74.05
90.00 - 94.99   249,648,541.03       13.95   161,167.55     7.793       355       626      90.34   71.39   92.04   67.27   51.59
95.00 - 99.99   132,031,191.96        7.38   156,993.09     7.721       355       640      95.02   88.98   99.61   74.28   43.51
100.00 >=         8,694,499.87        0.49   142,532.78     7.981       354       690     100.00   99.25   99.25   78.57   44.27
--------------------------------------------------------------------------------------------------------------------------------
Total:        1,789,485,621.60      100.00   156,903.61     7.575       353       606      78.01   63.91   93.84   71.26   68.71
--------------------------------------------------------------------------------------------------------------------------------
Minimum:  11.71
Maximum:  100.00
Weighted Average by Original Balance:  78.01
Weighted Average by Current Balance:   78.01


Combined
Original       Weighted    Pct
Loan-to-Value   Average    2nd
Ratio (%)           DTI   Lien
--------------------------------------------
<= 59.99          38.64   0.42
60.00 - 69.99     38.50   0.37
70.00 - 79.99     38.80   0.22
80.00 - 84.99     38.90   0.08
85.00 - 89.99     38.72   0.33
90.00 - 94.99     39.59   0.00
95.00 - 99.99     38.90   0.12
100.00 >=         39.94   6.80
--------------------------------------------
Total:            38.90   0.21
--------------------------------------------
Minimum:  11.71
Maximum:  100.00
Weighted Average by Original Balance:  78.01
Weighted Average by Current Balance:   78.01



The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2004-OP1
All records



                                                                       Weighted
                                                                        Average                                                 Pct
                                         % of      Average  Weighted  Remaining  Weighted  Weighted     Pct     Pct            Cash
Documentation             Current     Current      Current   Average       Term   Average   Average    Full   Owner     Pct    -out
Type                      Balance     Balance      Balance    Coupon   (months)     Fico       OLTV     Doc     Occ      SF    Refi
-----------------------------------------------------------------------------------------------------------------------------------
Full             1,143,715,344.85       63.91   147,367.01     7.541        353      601      79.38  100.00   95.05   73.32   68.38
Stated             624,800,845.58       34.92   178,107.42     7.634        352      613      75.56    0.00   91.70   67.24   69.81
No Documentation    12,513,439.61        0.70   147,216.94     7.576        352      717      78.54    0.00   93.52   86.45   51.66
Limited              8,455,991.56        0.47   165,803.76     7.781        357      598      72.87    0.00   89.80   66.87   56.73
-----------------------------------------------------------------------------------------------------------------------------------
Total:           1,789,485,621.60      100.00   156,903.61     7.575        353      606      78.01   63.91   93.84   71.26   68.71
-----------------------------------------------------------------------------------------------------------------------------------


                Weighted    Pct
Documentation    Average    2nd
Type                 DTI   Lien
-------------------------------
Full               39.06   0.19
Stated             38.56   0.27
No Documentation   28.40   0.00
Limited            42.65   0.00
-------------------------------
Total:             38.90   0.21
-------------------------------






                                                                  Weighted
                                                                   Average                                                       Pct
                                               % of      Average  Weighted  Remaining  Weighted  Weighted    Pct    Pct         Cash
Property                          Current   Current      Current   Average       Term   Average   Average   Full  Owner    Pct  -out
Type                              Balance   Balance      Balance    Coupon   (months)     Fico       OLTV    Doc    Occ     SF  Refi
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence  1,275,183,059.08     71.26   152,006.56     7.572        353      601      77.80  65.76  96.41 100.00 71.02
2-4 Family                 255,982,040.05     14.30   205,113.81     7.403        352      627      76.32  50.19  80.64   0.00 69.52
PUD                        138,126,587.69      7.72   175,510.28     7.711        354      600      81.34  68.79  95.85   0.00 52.93
Condo                       78,551,906.38      4.39   139,523.81     7.670        354      612      79.11  61.20  89.88   0.00 57.31
Manufactured Housing        41,642,028.40      2.33    99,622.08     8.068        349      630      81.65  80.63  97.15   0.00 66.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,789,485,621.60    100.00   156,903.61     7.575        353      606      78.01  63.91  93.84  71.26 68.71
------------------------------------------------------------------------------------------------------------------------------------
(Table continues below)

                        Weighted    Pct
Property                 Average    2nd
Type                         DTI   Lien
---------------------------------------
Single Family Residence    38.54   0.25
2-4 Family                 40.81   0.07
PUD                        38.78   0.22
Condo                      39.37   0.21
Manufactured Housing        7.74   0.00
---------------------------------------
Total:                     38.90   0.21
---------------------------------------






                                                                           Weighted
                                                                            Average                                              Pct
                                            % of      Average   Weighted  Remaining  Weighted  Weighted    Pct    Pct           Cash
Loan                           Current   Current      Current   Average        Term   Average   Average   Full  Owner     Pct   -out
Purpose                        Balance   Balance      Balance    Coupon    (months)      Fico      OLTV    Doc    Occ      SF   Refi
------------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout     1,229,467,771.85     68.71   160,045.27     7.569         352       597     75.86   63.61  94.85  73.66 100.00
Purchase                457,414,150.35     25.56   150,564.24     7.593         356       631     84.00   63.85  90.99  65.40   0.00
Refinance-Rate Term     102,603,699.40      5.73   149,786.42     7.561         351       602     77.09   67.84  94.40  68.67   0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,789,485,621.60    100.00   156,903.61     7.575         353       606     78.01   63.91  93.84  71.26  68.71
------------------------------------------------------------------------------------------------------------------------------------


                     Weighted    Pct
Loan                  Average    2nd
Purpose                   DTI   Lien
------------------------------------
Refinance-Cashout       38.91   0.22
Purchase                38.88   0.15
Refinance-Rate Term     38.95   0.35
------------------------------------
Total:                  38.90   0.21
------------------------------------






                                                                   Weighted
                                                                    Average                                                 Pct
                                     % of      Average  Weighted  Remaining  Weighted  Weighted     Pct     Pct            Cash
                      Current     Current      Current   Average       Term   Average   Average    Full   Owner    Pct     -out
Occupancy             Balance     Balance      Balance    Coupon   (months)      Fico      OLTV     Doc     Occ     SF     Refi
-------------------------------------------------------------------------------------------------------------------------------
Primary      1,679,263,003.11       93.84   158,705.51     7.555        353       602     78.04   64.73  100.00  73.21    69.45
Investment      86,583,681.73        4.84   129,036.78     7.984        348       660     77.20   55.73    0.00  37.22    60.91
Second Home     23,638,936.76        1.32   154,502.85     7.450        351       644     78.75   35.59    0.00  57.46    44.55
-------------------------------------------------------------------------------------------------------------------------------
Total:       1,789,485,621.60      100.00   156,903.61     7.575        353       606     78.01   63.91   93.84  71.26    68.71
-------------------------------------------------------------------------------------------------------------------------------


             Weighted    Pct
              Average    2nd
Occupancy         DTI   Lien
----------------------------
Primary         39.01   0.23
Investment      36.70   0.00
Second Home     39.19   0.00
----------------------------
Total:          38.90   0.21
----------------------------




The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.



                                                                Weighted
                                                                 Average                                                  Pct
                              % of         Average   Weighted  Remaining  Weighted  Weighted     Pct     Pct             Cash
Credit            Current     Current      Current    Average       Term   Average   Average    Full   Owner     Pct     -out
Grade             Balance     Balance      Balance     Coupon   (months)      Fico      OLTV     Doc     Occ      SF     Refi
-----------------------------------------------------------------------------------------------------------------------------
A          531,264,915.22       29.69   150,032.45      7.584        354       596     78.57   68.75   94.10   74.62    64.36
AA         856,992,990.92       47.89   166,697.72      7.288        352       617     78.72   61.22   95.57   67.83    69.75
AA+        139,418,415.56        7.79   154,394.70      7.401        348       695     83.52   48.01   76.25   66.14    58.69
B          190,779,010.43       10.66   145,744.09      8.309        355       540     72.83   68.51   96.50   78.01    77.46
C          53,268,714.90         2.98   138,360.30      9.105        355       538     70.15   74.79   98.18   80.05    85.99
CC         17,761,574.57         0.99   140,964.88     10.014        357       542     62.94   92.09   99.16   77.25    81.12
-----------------------------------------------------------------------------------------------------------------------------
Total:  1,789,485,621.60       100.00   156,903.61      7.575        353       606     78.01   63.91   93.84   71.26    68.71
-----------------------------------------------------------------------------------------------------------------------------


          Weighted    Pct
Credit     Average    2nd
Grade          DTI   Lien
-------------------------
A            38.38   0.21
AA           39.12   0.30
AA+          38.83   0.00
B            39.12   0.06
C            39.61   0.00
CC           39.89   0.00
-------------------------
Total:       38.90   0.21
-------------------------






                                                                      Weighted
                                                                       Average                                                 Pct
                                         % of     Average  Weighted  Remaining  Weighted  Weighted     Pct     Pct            Cash
Back                      Current     Current     Current   Average       Term   Average   Average    Full   Owner     Pct    -out
Ratio Greater Than 40     Balance     Balance     Balance    Coupon   (months)      Fico      OLTV     Doc     Occ      SF    Refi
----------------------------------------------------------------------------------------------------------------------------------

40.01 - 45.00      410,719,065.03      45.07   166,958.97     7.554        353       610     79.99   62.17   94.50   69.61   65.21
45.01 - 50.00      366,443,308.31      40.21   181,407.58     7.527        354       604     78.88   64.41   95.16   66.67   69.84
50.01 - 55.00      109,128,476.10      11.98   181,880.79     7.466        354       590     74.13   75.80   93.81   69.65   75.78
55.01 >=            24,923,143.31       2.74   179,303.19     7.425        350       589     68.88   84.81   87.69   73.08   76.03
----------------------------------------------------------------------------------------------------------------------------------
Total:             911,213,992.75     100.00   174,595.51     7.529        354       605     78.53   65.32   94.50   68.53   68.63
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  40.01
Maximum:  96.82
Weighted Average:  46.06



                        Weighted    Pct
Back                     Average    2nd
Ratio Greater Than 40        DTI   Lien
---------------------------------------
40.01 - 45.00              42.68   0.25
45.01 - 50.00              47.39   0.25
50.01 - 55.00              51.86   0.36
55.01 >=                   56.71   0.00
---------------------------------------
Total:                     46.06   0.26
---------------------------------------
Minimum:  40.01
Maximum:  96.82
Weighted Average:  46.06




The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.